EXHIBIT 99.6

                               The Confirmation

                                LEHMAN BROTHERS

Date:             9 May, 2006

To:               Countrywide Home Loans, Inc.
                  Attention:        Documentation Unit


From:             Lehman Brothers Special Financing Inc.
                  Mandy Lee - Confirmations Group
                  Facsimile:        (+1) 646-885-9551 (United States of America)
                  Telephone:        212-526-9257

Ref. Numbers: Risk ID: 1188103L, 1188107L / Effort ID: N911631 / Global Deal
ID: 2483827, 2483840

===============================================================================

Dear Sir or Madam:

The purpose of this communication (this "Confirmation") is to confirm the terms and conditions of the transaction (the "Transaction") entered into between Lehman Brothers Special Financing Inc. ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the "Agreement"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.

                    LEHMAN BROTHERS SPECIAL FINANCING INC.
                             LEHMAN BROTHERS INC.
                    745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:


   General Terms:
        Trade Date:                      21 April, 2006

        Effective Date:                  28 April, 2006

        Termination Date:                25 August, 2010

                                         For purposes of the final Calculation
                                         Period on the Floating Amounts,
                                         Termination Date will be subject to
                                         adjustment in accordance with the
                                         Following Business Day Convention,
                                         and for purposes of the final
                                         Calculation Period on the Fixed
                                         Amounts, Termination Date will be
                                         subject to No Adjustment.

        Notional Amount:                 With respect to each Calculation
                                         Period, the lesser of (i) the
                                         Notional Amount as set forth in
                                         Appendix A attached hereto and (ii)
                                         the aggregate Principal Balance of
                                         the Reference Assets on or about the
                                         15th calendar day of each month,
                                         commencing in the month of May 2006.

        Referenced Assets:               CWALT Trust Series 2006-OC3 Class
                                         1-A-1 (Cusip: 021464AA0), Class 1-A-2
                                         (Cusip: 021464AB8), Class 2-A-1
                                         (Cusip: 021464AC6), Class 2-A-2
                                         (Cusip: 021464AD4), Class 2-A-3
                                         (Cusip: 021464AE2), Class M-1 (Cusip:
                                         021464AG7), Class M-2 (Cusip:
                                         021464AH5), Class M-3 (Cusip:
                                         021464AJ1), Class M-4 (Cusip:
                                         021464AK8), Class M-5 (Cusip:
                                         021464AL6 ), Class M-6 (Cusip:
                                         021464AM4), Class M-7 (Cusip:
                                         021464AN2), Class M-8 (Cusip:
                                         021464AP7), Class M-9 (Cusip:
                                         021464AS1).

        Principal Balance:               As reported on Bloomberg Financial
                                         Services, Inc. ("Bloomberg"): by
                                         entering the Cusip, <Mtge>, type
                                         "pdi4", <Go>. If Bloomberg fails to
                                         publish the aggregate Principal
                                         Balance of the Referenced Assets or
                                         the parties fail to agree on the
                                         aggregate Principal Balance of the
                                         Referenced Assets for any Calculation
                                         Period, the aggregate Principal
                                         Balance of the Referenced Assets
                                         shall be determined by the
                                         Calculation Agent pursuant to the
                                         Pooling and Servicing Agreement dated
                                         as of 01 April, 2006 among CWALT,
                                         Inc. as depositor, Park Granada LLC,
                                         as a seller, Park Monaco Inc., as a
                                         seller, Park Sienna LLC, as a seller,
                                         Countrywide Home Loans, Inc. as a
                                         seller, Countrywide Home Loans
                                         Servicing LP, as master servicer, and
                                         The Bank of New York, as trustee.

   Floating Amounts:

        Floating Amount Payer:           Party A

        Floating Amount Payer Period     The 25th calendar day of each month,
        End Dates:                       from and including 25 May, 2006 to
                                         and including the Termination Date,
                                         subject to adjustment in accordance
                                         with the Following Business Day
                                         Convention.

        Floating Amount Payer Payment    One (1) Business Days prior to each
        Dates:                           Floating Amount Payer Period End Date.

        Floating Rate Option:            USD-LIBOR-BBA

        Designated Maturity:             1 month

        Spread:                          Inapplicable

        Floating Rate Day Count          Actual/360
        Fraction:

        Reset Dates:                     The first day of each Calculation
                                         Period

   Fixed Amounts:

        Fixed Amount Payer:              Party B

        Fixed Amount Payer Period End    The 25th calendar day of each month,
        Dates:                           from and including 25 May, 2006 to
                                         and including the Termination Date,
                                         with No Adjustment of Period End
                                         Dates.

        Fixed Amount Payer Payment       The 25th calendar day of each month,
        Dates:                           from and including 25 May, 2006 to
                                         and including the Termination Date,
                                         subject to adjustment in accordance
                                         with the Following Business Day
                                         Convention.

        Fixed Rate:                      5.30% per annum

        Fixed Rate Day Count Fraction:   30/360

   Business Days:                        New York

   Additional Payment:                   Party B shall pay Party A the sum of
                                         USD 755,000.00 on the Effective Date
                                         subject to adjustment in accordance
                                         with the Following Business Day
                                         Convention.

     Additional Provision:

         Netting: With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

                                    Where,

                                    Net Payment Amount shall mean, for a
                                    Calculation Period, the excess of the
                                    larger aggregate amount payable and
                                    currently owed by one party over the
                                    smaller aggregate amount payable and
                                    currently owed by the other party.


   Miscellaneous:
        Calculation Agent:               As stated in the Agreement.

        Office: For the purposes of this Transaction, Party A is not a Multibranch Party, and the Office of Party B is its Head Office.

   Account Details:

        Account Details of Party A:      JPMorgan Chase Bank, New York
                                         ABA #: 021000021
                                         A/C of Lehman Brothers Special
                                         Financing Inc.
                                         A/C # 066-143-543

        Account Details of Party B:      To be provided


Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention:
Confirmations Group.



Yours sincerely,                         Accepted and agreed to:

Lehman Brothers Special Financing Inc.   Countrywide Home Loans, Inc.


By: /s/ Anatoly Kozlov
    ------------------
Name: Anatoly Kozlov
Title: Authorized Signatory              By:    /s/ Jennifer Shirley Sandefur
                                                -----------------------------
                                         Name:  Jennifer Shirley Sandefur
                                         Title: Senior Managing Director and
                                                Treasurer

                                  Appendix A

   Calculation Periods up to but excluding the    Notional Amount (in USD):
   Payment Date scheduled to occur:

   25 May, 2006                                     335,530,945.63
   25 June, 2006                                    332,859,513.19
   25 July, 2006                                    329,825,452.67
   25 August, 2006                                  326,433,619.80
   25 September, 2006                               322,690,188.09
   25 October, 2006                                 318,602,940.96
   25 November, 2006                                314,180,031.39
   25 December, 2006                                309,431,486.01
   25 January, 2007                                 304,367,929.31
   25 February, 2007                                299,001,316.44
   25 March, 2007                                   293,344,716.99
   25 April, 2007                                   287,412,542.79
   25 May, 2007                                     281,219,535.32
   25 June, 2007                                    274,781,675.10
   25 July, 2007                                    268,115,830.58
   25 August, 2007                                  261,240,802.21
   25 September, 2007                               254,175,419.87
   25 October, 2007                                 246,941,848.90
   25 November, 2007                                239,628,841.02
   25 December, 2007                                232,541,378.92
   25 January, 2008                                 225,676,728.33
   25 February, 2008                                219,028,447.21
   25 March, 2008                                   212,590,162.11
   25 April, 2008                                   204,290,199.57
   25 May, 2008                                     196,355,714.41
   25 June, 2008                                    188,833,594.61
   25 July, 2008                                    181,642,390.44
   25 August, 2008                                  174,767,001.21
   25 September, 2008                               168,192,983.59
   25 October, 2008                                 162,923,272.65

                                  Appendix A

   Calculation Periods up to but excluding the    Notional Amount (in USD):
   Payment Date scheduled to occur:

   25 November, 2008                                157,831,355.57
   25 December, 2008                                152,911,177.52
   25 January, 2009                                 148,157,601.33
   25 February, 2009                                143,565,379.77
   25 March, 2009                                   138,415,783.21
   25 April, 2009                                   133,441,448.32
   25 May, 2009                                     128,667,149.80
   25 June, 2009                                    124,116,206.98
   25 July, 2009                                    119,744,726.04
   25 August, 2009                                  115,545,504.32
   25 September, 2009                               111,851,542.95
   25 October, 2009                                 108,259,320.43
   25 November, 2009                                104,789,818.85
   25 December, 2009                                101,439,016.36
   25 January, 2010                                  98,203,141.58
   25 February, 2010                                 95,078,488.33
   25 March, 2010                                    92,061,472.26
   25 April, 2010                                    89,148,626.78
   25 May, 2010                                      86,336,599.22
   25 June, 2010                                     83,622,147.02
   25 July, 2010                                     81,002,134.14
   25 August, 2010                                   78,473,528.19


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